Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: May 27, 2003
For Collection Period: April 2003
For Determination Date: May 15, 2003

A. PRINCIPAL BALANCE
RECONCILIATION	A-1	A-2	A-3	A-4	# LOANS	TOTAL	LOAN BALANCE
(A) Original Principal Balance	65,800,000.00	129,000,000.00	171,000,000.00	87,410,907.00	20,885	453,210,907.00	453,210,907.00

(I) Ending Balance	0.00	88,458,764.88	171,000,000.00	87,410,907.00	17,555	346,869,671.88	346,869,671.88

(C) Collections (Regular Payments)	0.00	5,288,952.74	0.00	0.00	N/A	5,288,952.74	5,288,952.74

(D) Withdrawal from Payahead (Principal)	0.00	0.00	0.00	0.00	N/A	0.00	0.00

(E) Collections (Principal Payoffs)	0.00	9,080,154.04	0.00	0.00	515	9,080,154.04	9,080,154.04

(F) Gross Charge Offs (Prior Mo. End Bal)	0.00	889,348.77	0.00	0.00	41	889,348.77	889,348.77

(G) Principal Reductions (Other)(Partial chg-off)	0.00	11,667.06	0.00	0.00	N/A	11,667.06	11,667.06

(H) Repurchases	0.00	0.00	0.00	0.00	0	0.00	0.00

(I) Ending Balance	0.00	73,188,642.28	171,000,000.00	87,410,907.00	16,999	331,599,549.28	331,599,549.28

(J) Certificate Factor	0.000000%	56.735382%	100.000000%	100.000000%	81.393345%	73.166719%	73.166719%

Notional Principal Balance: Class I
(L) Beginning	244,634,708.00

(M) Reduction	12,860,327.00

(N) Ending	231,774,381.00

Notional Principal Balance: Companion Component
(O) Beginning	102,234,963.88

(P) Reduction	2,409,795.61

(Q) Ending	99,825,168.28

B. CASH FLOW RECONCILIATION	TOTALS
(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS	17,124,176.49

(B) INTEREST WIRED — COLLECTION ACCOUNT & PAYAHEAD ACCOUNT	19,063.18

(C) WITHDRAWAL FROM PAYAHEAD ACCOUNT	0.00

1) allocable to principal	0.00

2) allocable to interest	0.00

(D) ADVANCES	2,192.73

(E) REPURCHASES	0.00

(F) GROSS CHARGE OFF RECOVERIES	384,771.63

(G) SPREAD ACCOUNT WITHDRAWAL	0.00

(H) Policy Draw for “I” Interest	0.00

(I) Policy Draw for “A-1” Interest or Ultimate Principal	0.00

(J) Policy Draw for “A-2” Interest or Ultimate Principal	0.00

(K) Policy Draw for “A-3” Interest or Ultimate Principal	0.00

(L) Policy Draw for “A-4” Interest or Ultimate Principal	0.00

TOTAL COLLECTIONS	17,530,204.03

C. TRUSTEE DISTRIBUTION	TOTAL
(A) TOTAL CASH FLOW	17,530,204.03

(B) DEPOSIT TO PAYAHEAD	3,467.16

(C) Indenture Trustee Fee	0.00

(D) UNRECOVERED INTEREST ADVANCES	1,284.80

(E) SERVICING FEE (DUE AND UNPAID)	289,058.06

(F) Standby Servicing Fee (not to exceed $50,000)	5,781.16

(G) Owner Trustee Fee (not to exceed $25,000)	0.00

(H) INTEREST TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(I) INTEREST TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	177,654.69

(J) INTEREST TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	416,100.00

(K) INTEREST TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	262,232.72

(L) Interest to “I” Certificate Holders, including Overdue	509,655.64

(M) PRINCIPAL TO “A-1” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(N) PRINCIPAL TO “A-2” CERTIFICATE HOLDERS, INCLUDING OVERDUE	15,270,122.61

(O) PRINCIPAL TO “A-3” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(P) PRINCIPAL TO “A-4” CERTIFICATE HOLDERS, INCLUDING OVERDUE	0.00

(Q) Policy Premium and Unreimbursed Draws	110,533.18

(R) Spread Account (up to the Requisite Amount)	484,314.01

(S) Additional Unpaid Standby Servicing Fee	0.00

(T) Additonal Unpaid Indenture Trustee Fee	0.00

(U) Additional Unpaid Owner Trustee Fee	0.00

(V) Interests Advance Recovery Payments	0.00

(W) EXCESS YIELD	0.00

BALANCE	0.00

SPREAD
D. SPREAD ACCOUNT	ACCOUNT
(A) BEGINNING BALANCE	15,903,082.80

(B) ADDITIONS TO SPREAD AMOUNT	484,314.01

(C) INTEREST EARNED	13,522.90

(D) DRAWS	0.00

(E) REIMBURSEMENT FOR PRIOR DRAWS	N/A

(F) DISTRIBUTION OF FUNDS TO SERVICER	N/A

(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

(H) ENDING BALANCE	16,400,919.71

(I) REQUIRED BALANCE	16,579,977.46

Bay View Securitization Corporation
Bay View 2002 LJ-1 Owner Trust
For Payment Date: May 27, 2003
For Collection Period: April 2003
For Determination Date: May 15, 2003

SPREAD
D. SPREAD ACCOUNT	ACCOUNT
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO “IC” CERTIFICATEHOLDER	0.00

E. CURRENT RECEIVABLES DELINQUENCY	NUMBER	BALANCE
# PAYMENT DELINQUENCY
(A) 31-60	53	876,896.84

(B) 61-90	13	257,219.79

(C) TOTAL	66	1,134,116.63

(D) 90+ days	7	154,426.22

F. REPOSSESSIONS
(A) COLLECTION PERIOD REPOSSESSIONS (CURRENT PERIOD END BAL)	19	360,013.24

(B) AGGREGATE REPOSSESSIONS	166	3,446,113.36

(C) UNLIQUIDATED REPOSSESSIONS	24	451,895.44

G. PAYAHEAD RECONCILIATION
(A) BEGINNING BALANCE		111,887.94

(B) DEPOSIT		3,467.16

(C) WITHDRAWAL		0.00

(D) ENDING BALANCE		115,355.10

PERFORMANCE TEST
H. DELINQUENCY RATIO (30+)
	DELINQUENT
	MONTH	POOL	DELINQUENCY
MONTH	BALANCE	BALANCE	%
(A) CURRENT	1,134,116.63	331,599,549.28	0.3420%

(B) 1ST PREVIOUS	974,554.10	346,869,671.88	0.2810%

(C) 2ND PREVIOUS	733,859.24	361,923,948.50	0.2028%

(D) THREE MONTH ROLLING AVERAGE	947,509.99	346,797,723.22	0.2732%

	MONTH	ORIGINAL POOL
I. CUMULATIVE DEFAULT RATE	BALANCE	BALANCE	Default Rate %
(A) Defaulted Receivables (Current Period)	445,482.13

(B) Cumulative Defaulted Receivables (Prior Month)	3,666,152.69

(C) Cumulative Defaulted Receivables (Current Month)	4,111,634.81	453,210,907.00	0.91%

	MONTH	ORIGINAL POOL
J. CUMULATIVE NET LOSS RATE	BALANCE	BALANCE	Net Loss Rate %
(A) Collection Period Charge-Off receivables	901,015.83

(B) 50% of Purchase Receivables with scheduled payment delinquent more than 30 days	—

(C) Aggregate Cram Down Losses during period	—

(D) Less: Recoveries (current month)	384,771.63

(E) Prior Period Adjustment	—

(F) Net Losses current period	516,244.20

(G) Prior Period cumulative net losses	2,063,479.28

(H) Cumulative Net Losses (current period)	2,579,723.48	453,210,907.00	0.57%

(I) Total Defaults	445,482.13

(K) 50% of defaulted Receivables ( not included in Collection Period Charge-Off Receivables)	222,741.06

(L) Cumulative net losses including 50% of defaults	2,802,464.54	453,210,907.00	0.62%

K. EXTENSION RATE	MONTH BALANCE	POOL BALANCE	Extension Rate %
(A) Principal Balance of Receivables extended during current period (not to exceed 1% of Original Pool Balance)	774,998.69	331,599,549.28	0.23%

L. LOCKBOX TEST	AMOUNT	NUMBER
(A) Total Payments to Lockbox (Current Month)	7,580,792.52	13,934

(B) Total Payments (Current Month)	17,508,948.12	16,078

(C) Lockbox Payment Percentage		86.67%

M. FINANCIAL COVENANTS (A) Monthly BVAC capital (at least $50MM)		50,000

(B) Monthly BVAC cash and working capital borrowing capacity (at least $5MM)	*	n/a

(C) Monthly BVAC net worth (at least $20MM)		59,213

*	Bay View Acceptance Corporation is currently an operating division of Bay View Bank, a commercial bank.

/s/ Angelica Velisano	APPROVED BY:	/s/ Lisa Staab

Prepared by: Angelica Velisano		Lisa Staab
Senior Accounting Analyst		AVP, Assistant Controller
Bay View Securitization Corp		Bay View Acceptance Corp